PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. ______)
Filed by the Registrant     x
Filed by a Party other than the Registrant
Check the appropriate box:
_____    Preliminary Proxy Statement
_____ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
_x___    Definitive Proxy Statement
_____    Definitive Additional Materials
_____    Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
_____    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2).
_____ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
_____    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.
         (1)    Title of each class of securities to which transaction applies:
                ________ .
         (2)    Aggregate number of securities to which transaction applies:
                ________ .
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ________ .
         (4)    Proposed maximum aggregate value of transaction:
                ________ .
         (5)    Total fee paid:
                ________ .
_x__     Fee paid previously with preliminary materials.

_____ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)    Amount Previously Paid:
         (2)    Form, Schedule or Registration Statement No.:
         (3)    Filing Party:
         (4)    Date Filed:

                         ACCELR8 TECHNOLOGY CORPORATION
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 8, 1996

     Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), will be held at 2:30 P.M. on November 8, 1996, at the Warwick Hotel at 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof (the "Special Meeting") for the following purposes:


     1. To adopt an amendment (the "Amendment") to the Company's Articles of Incorporation, as amended, (the "Articles"), which would effect a reduction in the number of authorized shares of Common Stock from 55,000,000 shares to 11,000,000 shares, without having any effect upon the authorized, issued and outstanding shares of Common Stock.

     2. To authorize the Board of Directors to effect a reverse stock split (the "Reverse Stock Split") (any one falling within a range between and including a one-for-three and a one-for-seven Reverse Stock Split) of the Company's outstanding Common Stock, depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and its Shareholders with such post-split shares of Common Stock being referred to herein as the "New Common Stock."

     3. To approve and adopt an Incentive Stock Option Plan of the Corporation pursuant to which options to purchase Common Stock may be granted to certain personnel of the Corporation.

     4. To approve and adopt a Nonqualified Stock Option Plan of the Corporation pursuant to which options to purchase Common Stock may be granted to certain personnel of the Corporation and others who are not employed by the Corporation.

     5. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     Only Shareholders of record at the close of business on October 21, 1996, shall be entitled to notice of and to vote at the meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Meeting in person.

                                       By Order of the Board of Directors



                                       Thomas V. Geimer, Chairman of the Board
October 21, 1996
Denver, Colorado

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                         ACCELR8 TECHNOLOGY CORPORATION
                     303 East Seventeenth Avenue, Suite 108
                             Denver, Colorado 80203

                                 PROXY STATEMENT
                             Dated October 21, 1996

                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 8, 1996

                                     GENERAL
                                     -------

     This Proxy Statement is being furnished to the shareholders of Accelr8 Technology Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, no par value, of the Company (the "Common Stock"), for use at the Special Meeting of the Shareholders to be held at 2:30 P.M. on November 8, 1996, at the Warwick Hotel at 1776 Grant Street, Denver, Colorado 80203, and any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement, Notice of Special Meeting of Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about October 23, 1996.

                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

     Only Shareholders of record at the close of business on October 21 1996, (the "Record Date") are entitled to notice of and to vote the shares of Common Stock, no par value, of the Company held by them on such date at the Meeting or any and all adjournments thereof. As of the Record Date, 21,970,000 shares of Common Stock were outstanding. There was no other class of voting securities outstanding at that date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, (i) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required to approve the amendment to the Company's Articles of Incorporation in which the number of authorized shares of Common Stock is reduced from 55,000,000 to 11,000,000; (ii) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required to authorize the Board of Directors to effect the Reverse Stock Split; (iii) the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Meeting will be required to approve and adopt the proposed Incentive Stock Option Plan ; (iv) the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Meeting will be required to approve and adopt the proposed Nonqualified Stock Option Plan.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the amendment to the Company's

Articles of Incorporation to reduce the number of authorized shares of Common Stock, "FOR" the Reverse Stock Split, "FOR" approval of the Incentive Stock Option Plan, "FOR" approval of the Nonqualified Stock Option Plan, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion. The Company's officers and directors have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 30.81% of the outstanding shares of Common Stock, in favor of each of the proposals above. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall be been cast pursuant to the authority conferred by such Proxy.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    ----------------------------------------
                              OWNERS AND MANAGEMENT
                              ---------------------

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.


                                        SHARES BENEFICIALLY OWNED
                                        -------------------------


                                                           Amount and Nature of         Percent of
Name                                Position                Beneficial Ownership         Ownership
----                                --------                --------------------         ---------

Thomas V. Geimer(1), (2)            Director and                5,000,000                   18.68%
                                    Executive Officer

Harry J. Fleury(1), (3)             Executive Officer             575,000                   2.59%

Timothy Fitzpatrick(1),(4)          Key Employee                  500,000                   2.23%

Dr. Franz Huber(1),(4)              Key Employee                  500,000                   2.23%

Ken Haxby(1)                        Key Employee                       --                     --

A. Alexander Arnold III(5)          Director                    4,900,000                   22.30%
845 Third Ave., 6th Flr
New York, NY  10021

David C. Wilhelm(6)                 Director                    1,295,000                    5.89%
3130 E. Exposition Street
Denver, CO 80209

Solar Satellite                     Shareholder                 2,110,600                    9.61%
Communication, Inc.
5650 Greenwood Plaza
Boulevard #107
Englewood, CO 80111

Officers and Directors                                         11,770,000                   43.64%
as a Group (4 persons)


---------------------------------
(1)  The address for Messrs. Geimer, Fleury, Fitzpatrick, Haxby and Huber is 303
     E. 17th Ave., #108, Denver, CO 80203.
(2) Includes 4,800,000 shares which may be purchased by Mr. Geimer upon exercise of his warrants and options.
(3) Includes 200,000 shares which may be purchased by Mr. Fleury upon exercise of certain options that he holds, and does not include options to purchase an additional 200,000 shares which will vest at the time that the Company completes its pending public offering or in the future if the pending public offering is not completed.
(4) Represents 500,000 shares which may be purchased by each of Messrs. Fitzpatrick and Huber upon exercise of the options that they hold.
(5) Represents 4,900,000 shares held by four trusts. Mr. Arnold merely serves as trustee for each of those trusts but is not a beneficiary of and has no pecuniary interest in any of those trusts.
(6) Represents 1,295,000 shares held by the Jean C. Wilhelm Trust, of which Mr. Wilhelm is the lifetime beneficiary and trustee.

                                BOARD COMMITTEES

     The Board of Directors maintains a Compensation Committee and an Audit Committee. The Compensation Committee is composed of Messrs. Arnold and Wilhelm, the Company's non-management directors. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's stock option plan. The Audit Committee is comprised of Messrs. Arnold and Wilhelm. The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors.

                             EXECUTIVE COMPENSATION

         Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company in the three fiscal years ended July 31, 1996, of Thomas V. Geimer and Harry J. Fleury, who are the Company's most highly compensated executive officers, and Timothy Fitzpatrick, a key employee of the Company.

                                                                                                    Long Term
                                                    Annual Compensation                           Compensation
                                 --------------------------------------------------------         -------------
                                                                               Other               Number of
Name and                         Fiscal                                        Annual               Options
Principal Position               Year          Salary         Bonus          Compensation           Awarded
------------------               ----          ------         -----          ------------         -------------

Thomas V.  Geimer,               1996       $70,458          $37,500(1)         $   --              4,800,000(2)
  Chief Executive Officer        1995       $64,250          $   --             $   --                 --
  and Chief Financial            1994       $62,130          $   --             $   --                 --
  Officer

Harry J. Fleury                  1996       $61,000(3)       $10,331            $   --                 --
  President                      1995       $50,846(3)       $  6,685                                   400,000(4)
                                 1994       $20,961          $     755

Timothy Fitzpatrick              1996       $57,885          $44,030(5)         $   --
  Vice President                 1995       $55,000          $23,657
  Sales and Marketing            1994       $55,000          $17,832


----------------------------
(1) Represents deferred compensation for Mr. Geimer pursuant to the Company's deferred compensation plan, $37,500 of which vested during the last fiscal year, and $37,500 of which will vest during the current fiscal year.
(2) Represents stock options and warrants to purchase an aggregate of 4,800,000 shares at an exercise price of $0.06 per share that were extended until December 31, 1997.
(3) Includes sales commissions earned by Mr. Fleury on revenues from certain international sales.
(4) Grant of employee stock option to purchase 400,000 shares at an exercise price of $0.09 per share, 200,000 of which are vested and the remaining 200,000 of which will vest upon completion of the pending public offering or in the future if that offering is not completed.

(5) Represents sales commissions earned by Mr. Fitzpatrick on revenues from certain domestic sales.

     Option/Warrant Values. The following table provides certain information concerning the fiscal year end value of unexercised options or warrants held by Mr. Fleury and Mr. Geimer, each of whom served as the Company's chief executive officer during a portion of 1996, and for Mr. Fitzpatrick.

                                  Aggregated Option Exercises in 1996 Fiscal Year
                                         and Fiscal Year End Option Values

                                                           Number of Unexercised        Value of Unexercised
                           Acquired on      Value          Options at Fiscal Year      In-the-Money Options
Name                       Exercise         Realized         End                       at Fiscal Year End (1)
----                       -----------      ----------   --------------------------    -----------------------
                                                            Exer-           Unexer-    Exer-           Unexer-
                                                            cisable         cisable     cisable        cisable

Harry J. Fleury                __                __         200,000(2)      200,000(2)   $  382,000     $382,000

Thomas V.  Geimer              __                __       4,800,000               0      $9,312,000            0

Timothy Fitzpatrick            __                __         500,000               0      $  955,000            0



------------------------------------
(1) Value calculated by determining the difference between the closing price of the Common Stock on October 21, 1996 of $2.00 per share and the exercise price of the options or warrants. Fair market value was not discounted for restricted nature of any stock purchased on exercise of these options or warrants.
(2) Mr. Fleury's options were granted on June 1, 1995. A total of 200,000 (or 50%) of the options have vested and, subject to his continued employment with the Company, the remainder of his options will vest upon completion of the pending public offering or if that offering is not completed in the future.

                         COMPENSATION PURSUANT TO PLANS

     Employee Retirement Plan. During fiscal year 1996, the Company established a SARSEP-IRA employee pension plan that covers substantially all full-time employees. Under the plan, employees have the option to contribute up to the lesser of 15% of their compensation or $9,240. The Company may make discretionary contributions to the plan based on recommendations from the Board of Directors. For the year ended July 31, 1996, the Board did not authorize any contributions.

     Deferred Compensation Plan. In January of 1996, the Company established a deferred compensation plan for the Company's employees. The Company may make discretionary contributions to the plan based upon recommendations from the Board of Directors.

     Options and Warrants. A total of 1,900,000 shares of the Company's Common Stock, no par value, have been issued and reserved for issuance to employees pursuant to the Company's existing non-qualified stock option plan. Options currently outstanding held by certain of the Company's current and former employees allow for the purchase of the Company's restricted Common Stock at a price of $.09 per share. According to the governing option agreements, the options vest every 12 months in one-quarter increments of the total amount granted, over a four-year period beginning on the date they are granted, and remain exercisable for three years following the original date they vest. Notwithstanding the foregoing, the Company's Board of Directors during the 1994 fiscal year adopted a resolution providing that for so long as a recipient of an option grant remains in the employ of the Company, the options held will not expire and if the recipient's employment is terminated, the holder will have up to 90 days after termination to exercise any vested but previously unexercised options. All of the currently outstanding options have vested, except 200,000 options held by Mr. Fleury, the Company's current president, and 50,000 options held by Joseph Steger, which will fully vest upon completion of the Company's pending public offering or if that offering is not completed in the future. All options previously granted are administered by the Company's Board of Directors. The options provide for adjustment of the number of shares issuable in the case of stock dividends or stock splits or combinations and adjustments in the case of recapitalization, merger or sale of assets.

                              CERTAIN TRANSACTIONS

     During fiscal year 1996, the Company established a deferred compensation plan for the Company's employees. The Company may make discretionary contributions to the plan based on recommendations from the Board of Directors. As of July 31, 1996, the deferred compensation agreement was funded in the amount of $75,000 for Thomas V. Geimer, and Mr. Geimer was vested in $37,500 of this amount. The balance of $37,500 will vest during the current fiscal year.

     There were no other transactions or series of transactions for the fiscal year ended July 31, 1996 nor are there any currently proposed transactions, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, five percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Mr. Wilhelm, a director of the Company, failed to file Form 4's for the months of April, May and July to report purchases of an aggregate of 85,300 shares in the open market. The Company has received representations from each other person that served during fiscal 1996 as an officer or director of the Company confirming that there were no transactions that occurred during the Company's most recent fiscal year end which required the filing of a Form 5.


                                   PROPOSAL 1

                      PROPOSED AMENDMENT TO THE ARTICLES OF
                    INCORPORATION TO DECREASE THE AUTHORIZED
                             SHARES OF COMMON STOCK

     The Board of Directors has approved a resolution, subject to Shareholder approval, to amend the Company's Articles of Incorporation to decrease the total number of authorized shares of Common Stock from 55,000,000 shares of Common
Stock to 11,000,000 shares of Common Stock. The form of amendment (the "Amendment") to the Articles of Incorporation is attached as Exhibit A, and reference is made to the Amendment for the complete terms thereof.

     The Company's Articles of Incorporation currently authorize the issuance of 55,000,000 shares of Common Stock, no par value. As of September 30, 1996,
21,970,000 shares of Common Stock were issued and outstanding. The Amendment will not affect the number of shares of Common Stock issued and outstanding, but will only affect the total number of shares of Common Stock authorized for issuance by the Company. The Board of Directors believes that adoption of this Proposal will increase acceptance of the Company's Common Stock by the financial community and the investing public and, accordingly, should enhance shareholder value.

     If approved by the Shareholders, the Amendment to the Articles of Incorporation will decrease the Company's authorized capital stock to 11,000,000 shares of Common Stock from 55,000,000 shares of Common Stock.

     Approval of the Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Special Meeting. If the Amendment is approved by the Shareholders, it will become effective as of the date and time it is filed with the office of the Secretary of State of Colorado. The filing will be made as soon as practicable following the approval of the Amendment by the Shareholders.

Board Recommendation

     The Board recommends a vote FOR the adoption of the Amendment to the Company's Articles of Incorporation to decrease the authorized shares of Common Stock from 55,000,000 shares to 11,000,000 shares, and each of the Resolutions with respect thereto set forth in Exhibit A hereto.

                                   PROPOSAL 2
                          PROPOSED REVERSE STOCK SPLIT

     The Board of Directors has authorized, subject to Shareholder approval, a Reverse Stock Split (any one falling within a range between and including a one-for-three and a one-for-seven Reverse Stock Split) of the Company's outstanding Common Stock that may be effected by the Board depending on market conditions. The intent of the Reverse Stock Split is to increase the marketability and liquidity of the Common Stock.

     If the Reverse Stock Split is approved by the Shareholders at the Meeting, it will be effected only upon a determination by the Board of Directors that the Reverse Stock Split is in the best interests of the Company and the Shareholders. In connection with any determination by the Board of Directors to such effect, the Board will select in its discretion the ratio for the Reverse Stock Split which falls within a range between and including a one-for-three and a one-for-seven Reverse Stock Split which, in the Board's judgment, would result in the greatest marketability and liquidity of the Common Stock, based upon prevailing market conditions, the proposed public offering described below, on the likely effect on the market price of the Common Stock and other relevant factors.

     If approved by the Shareholders, the Reverse Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors on or prior to December 31, 1997, upon filing the appropriate amendment to the Company's Articles of Incorporation with the Colorado Secretary of State. If no Reverse Stock Split is effected by such date, the Board of Directors will take action to abandon the Reverse Stock Split without further Shareholder action. The procedures for consummation of the Reverse Stock Split are attached hereto as Exhibit B.

Purposes And Effects Of The Reverse Stock Split

     Consummation of the Reverse Stock Split will not alter the number of authorized shares of Common Stock, which will remain 11,000,000 shares (assuming approval of Proposal 1 to reduce the authorized shares of Common Stock from 55,000,000 shares to 11,000,000 shares).


     On or about June 24, 1996, the Company entered into a letter of intent with Janco Partners, Inc. (the "Representative") indicating the Representative's willingness to act on a firm commitment basis, and as managing underwriter, in a proposed public offering by the Company (the "Public Offering"). The letter of intent contemplated that approximately 1,000,000 shares of Common Stock would be sold by the Company at an offering price expected to be in a range of $5.50 to $6.50 per share and, in an effort to establish a price within that range, it was further contemplated that, prior to or concurrent with the effective date of the registration statement, the Company would complete a Reverse Stock Split of all the issued and outstanding shares of Common Stock.

     The Common Stock is listed for trading on the Nasdaq Electronic Bulletin Board under the symbol ACLY. On the Record Date, the reported closing price of the Common Stock on the Nasdaq Electronic Bulletin Board was $2.00 per share. The Company also agreed with the Representative to use its best efforts to cause its shares of Common Stock to be approved for trading on the Nasdaq National Market System ("NMS") and, if not approved for trading on NMS, then the Company would be required to be approved for trading on The Nasdaq SmallCap Market (the "SmallCap Market"). The Company currently does not qualify for admission to either the SmallCap Market or NMS because its per-share price of $2.00 (as of the close of trading on October 21, 1996) is below the $3.00 level required for admission to the SmallCap Market or the $5.00 level required for admission to NMS. Further, the Company's net tangible assets and shareholders' equity are below the minimum requirements of $4,000,000 and $2,000,000, respectively, for inclusion on the SmallCap Market. The net tangible asset requirement for NMS is $4,000,000, and the Company does not meet this requirement at this time. Although, the Company met the additional NMS requirements of pre-tax income equal to or greater than $750,000 and net income equal to or greater than $400,000 as of the end of its last fiscal year, the Company does not meet the minimum trading price requirement of $5.00 per share. Management believes that, assuming the Public Offering is successfully completed under substantially the terms set forth in the letter of intent, the net proceeds realized by the Company will be such that the Company will immediately meet the net tangible assets requirement imposed by both the SmallCap Market and NMS and the shareholder equity requirement imposed by the SmallCap Market. Management intends to effect a Reverse Stock Split at a level that is sufficient to enable the Company to meet all requirements for admission into the SmallCap Market or NMS. However, the Board will have the discretion to select the Reverse Stock Split ratio, and it is expected that they will select a ratio that will likely result in attaining both of its goals of achieving a per-share price in excess of $5.00 and increasing the marketability and liquidity of the Company's Common Stock.

     Additionally, the Board believes that the current per-share price of the Common Stock has limited the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

     On the Record Date the number of record holders of the Common Stock was 139 and the number of beneficial holders of Common Stock was estimated to be approximately 423. The Company does not anticipate that any Reverse Stock Split will result in a significant reduction in the number of such holders, and does not currently intend to effect any Reverse Stock Split that would result in a reduction in the number of holders large enough to jeopardize listing of the Common Stock on either the SmallCap Market or NMS, or the Company's being subject to the periodic reporting requirements of the Securities and Exchange Commission.

     The Reverse Stock Split would have the following effects upon the number of shares of Common Stock outstanding (21,970,000 shares as of the Record Date) and the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Common Stock are issued by the Company after the Record Date and that the Reverse Stock Split is effected and without taking into account (i) any issuances of shares of Common Stock contemplated by the Public Offering or (ii) any increase in the number of outstanding shares resulting from the exercise of outstanding options and warrants). The Common Stock will continue to be no par value common stock following any Reverse Stock Split, and the number of shares of Common Stock outstanding will be reduced. The following examples are not exhaustive of all possible Reverse Stock Splits that fall with the Board approved range, and are only intended for illustrative purposes.

  Reverse Stock             Common Stock             Authorized and
      Split                  Outstanding          Unissued Common Stock

    1 for 3                    7,323,333             3,676,667
    1 for 5                    4,394,000             6,606,000
    1 for 7                    3,138,572             7,861,428

     At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock, no par value per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. No certificates or scrip representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Company. In lieu of any such fractional share interest, each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will in lieu receive one full share upon surrender of certificates formerly representing Old Common Stock held by such holder.

Federal Income Tax Consequences of the Reverse Stock Split

     The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common
Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

     1.   The reverse  split will  qualify as a  recapitalization  described  in
          Section 368(a)(1)(E) of the Code.

     2. No gain or loss will be recognized by the Company in connection with the reverse split.

     3. No gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock.

     4. The aggregate basis of the shares of New Common Stock to be received in the reverse split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefor.

     5. The holding period of the shares of New Common Stock to be received in the reverse split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of Old Common Stock surrendered in exchange therefor.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

Board Recommendation

     The Board recommends a vote FOR the adoption of the Reverse Stock Split and each of the resolutions with respect thereto set forth in Exhibit B hereto.

                                   PROPOSAL 3

                    THE INCENTIVE STOCK OPTION PLAN PROPOSAL

     The Board of Directors believes that it is in the best interests of the Company to adopt an Incentive Stock Option Plan (the "ISOP") in the form included in Exhibit C attached hereto, which provides for the granting to members of management and employees of the Company of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code) to purchase an aggregate of not more than 700,000 shares (on a post Reverse Stock Split basis) of the Common Stock for the purpose of providing members of management and employees of the Company with a more direct stake in the future of the Company and to encourage them to remain with the Company. The following summary of the provisions of the ISOP is qualified in its entirety by express reference to the text of the ISOP attached as Exhibit C hereto. Terms not otherwise defined in this summary shall have the meaning given to them in the text of the ISOP.

     Eligible Employees and Reservation of Stock. All officers and employees of the Company shall be eligible to participate in the ISOP. The Board shall reserve seven hundred thousand (700,000 on a Post-Reverse Stock Split Basis) of the authorized but unissued shares of the Common Stock for issuance upon the exercise of the options. Such number of shares shall be the aggregate number of shares which may be issued under options granted pursuant to this ISOP; provided that seven hundred thousand shares shall be the number of shares available for issuance under the ISOP after the Effective Date of the Reverse Stock Split set forth in Proposal 2 above or if the Reverse Stock Split is abandoned by the Board.

     Administration. The ISOP shall be administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the ISOP to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The ISOP is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the ISOP, and shall have discretionary authority to (a) determine the persons to whom options shall be granted, (b) determine the quantity of shares to be included in each option, (c) interpret the ISOP, and (d) promulgate such rules and regulations under the ISOP as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     Options, Grants, Term and Exercise. Upon the terms and conditions set forth in the ISOP, the Committee may grant on behalf of the Company options to purchase shares of Common Stock to eligible employees ("Optionees"). The exercise price of each option shall be not less than the fair market value of the Common Stock on the date of grant; provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant, the exercise price of each such option shall be not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant. Fair market value for purposes of ISOP shall be defined as the closing bid price on the date of grant, or if there was no trading on the date of grant, then the closing bid price on the last trading date prior to the date of grant, or, if none, then the price of the last sale of stock, or as determined by the Committee.

     The term of an option shall be for a period of no more than ten (10) years from the date of grant of such option, provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant the term of an Option shall be for a period of no more than five (5) years from the date of grant of such Option.

     An Option shall be exercisable in whole or in part by written notice delivered to and received by the Secretary of the Company at its principal office, any time during the term of the option. In no case, however, may an option under this ISOP be exercised if there remains on the date of exercise an incentive stock option which was granted before the granting of such option to such Optionee to purchase stock in the Company or in a corporation which (at the time of the granting of such option) is a parent or subsidiary corporation of the Company, or in a predecessor corporation of any such corporations.

     The notice shall among other things state the number of shares with respect to which the option is being exercised, and shall be signed by the Optionee. The option price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Company, by the surrender of shares of common stock owned by the Optionee exercising the option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase Common Stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing.

     In the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization or liquidation, or otherwise, an option shall become immediately exercisable with respect to the full number of shares subject to that option, during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

     The option shall not be exercised at any time when its exercise, or the delivery of shares referred to in the notice, would, in the opinion of the Company, constitute the violation of any law, governmental regulation or ruling. During the Optionee's lifetime, the option shall be exercisable only by the Optionee or, in the event of the Optionee's incapacity, by his guardian or other legal representative.

     The exercise price of all incentive stock options granted under the ISOP must be equal to the fair market value of such shares on the date of grant as determined by the Committee, based on guidelines set forth in the ISOP. The exercise price may be paid in cash or (if the ISOP shall meet the requirements of rules adopted under the Securities Exchange Act of 1934) in Common Stock or a combination of cash and Common Stock. The term of each option and the manner in which it may be exercised will be determined by the Committee, subject to the requirement that no option may be exercisable more than 10 years after the date of grant. With respect to an incentive stock option granted to a participant who owns more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the exercise price of the option must be at least equal to 110% of the fair market value on the date of grant and the option may not be exercisable more than five years after the date of grant.

     Options not Transferable. No option may be assigned or transferred other than by will or under the laws of descent and distribution, and no option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. In the event of the death of an Optionee, his option may be exercised during its term by the person designated in the will of the Optionee, or, if no testamentary disposition was made, by the legal representative of the Optionee, within one (1) year following his death; provided, however, such option shall only be exercisable if it was exercisable according to the terms hereof on the date of the Optionee's death. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the option, shall void the option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the ISOP shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of options granted pursuant to the ISOP shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

Certain Federal Income Tax Consequences

     The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the ISOP. It is general in nature and is not intended to cover all tax consequences that may apply to an ISOP participant or to the Company. The provisions of the Code and the regulations thereunder relating to these matters ("Treasury Regulations") are complex, and their impact in any case may depend upon the particular circumstances. Each holder of an option under the ISOP should consult the holder's own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the ISOP. This discussion is based on the Code as currently in effect.

     If an option (whether under the ISOP or the NQSOP) is granted to a participant in accordance with the terms of the ISOP or the NQSOP, no income will be recognized by such participant at the time the option is granted.

     Generally, on exercise of a non-statutory option (i.e., an option granted under the NQSOP), the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the participant as ordinary income, and, in the case of any employee, the Company will be required to withhold tax on the amount of income recognized by the employee upon exercise of a non-statutory option. Such amount will be deductible for tax purposes by the Company in the year in which the participant recognizes the ordinary income. The disposition of shares acquired upon exercise of a non-statutory option will result in capital gain or loss (long-term or short-term depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount or ordinary income recognized in connection with the exercise of the non-statutory option.

     Generally, on exercise of an option granted under the ISOP, an employee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of Common Stock received ("ISO shares") on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the employee to the alternative minimum tax ("AMT"). Upon the disposition of the ISO shares, the employee will recognize long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the purchase price of such shares. Generally, however, if the employee disposes of the ISO shares within two years after the date of option grant or within one year after the date of option exercise (a "disqualifying disposition"), the employee will recognize ordinary income, and the Company will be entitled to a deduction for tax purposes for the taxable year in which the disqualifying disposition occurs, in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, if less, the amount of the gain on sale). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the ISO will ordinarily constitute capital gain. If an option is exercised through the use of Common Stock previously owned by the employee, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. However, proposed Treasury Regulations would provide that, if the previously owned shares are ISO shares and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disqualifying disposition of such previously owned ISO shares, resulting in the recognition of ordinary income (but not any additional capital gain) in the amount described above. If an otherwise qualifying ISO first becomes executable in any one year for shares having a fair market value, determined as of the date of the grant, in excess of $100,000, the portion of the option in respect of such excess shares will be treated as a non-statutory option.

     Section 16(b) of the Securities Exchange Act of 1934, as amended, generally requires officers, directors and 10% stockholders of the Company to disgorge profits realized by buying and selling the Company's Common Stock within a six month period. Consequently, by application of Code Section 83 to these participants who are subject to Section 16, generally the relevant date for recognizing and measuring the amount of ordinary income in connection with an exercise of a non-statutory option (or AMT in the case of an ISO), as well as the relevant date for recognizing and measuring the amount of an employee's ordinary income and the Company's tax deduction in connection with a disqualifying disposition of ISO shares as discussed above, will be the later of: (i) six months following the date of grant, and (ii) the date of exercise of the option unless such participants elect otherwise under Code Section 83(b).

     As of the date of this Proxy Statement, no options have been granted under the ISOP.

Board Recommendation

     The Board recommends a vote FOR the adoption of the ISOP as included in Exhibit C.

                                   PROPOSAL 4

                    NON-QUALIFIED STOCK OPTION PLAN PROPOSAL

     The Board of Directors also believes that it is in the best interests of the Company to adopt a Non-Qualified Stock Option Plan (the "NQSOP") in the form included in Exhibit D attached hereto, which provides for the grant of options not considered incentive stock options within the meaning of Section 422 of the Internal Revenue Code to purchase an aggregate of not more than 300,000 shares (on a post Reverse Stock Split basis) of the Common Stock of the Company for the purpose of providing certain key employees, independent contractors, technical advisors and directors of the Company with options as additional rewards and incentives for contributing to the success of the Company. The following summary of the provisions of the NQSOP is qualified in its entirety by express reference to the text of the ISOP attached as Exhibit D hereto. Terms not otherwise defined in this summary shall have the meaning given to them in the text of the NQSOP.

     Eligible Persons and Reservation of Stock. Key employees, independent contractors, technical advisors and directors of the Company with the incentive to contribute to the success of the Company shall be eligible to participate in the NQSOP. The Board shall reserve 300,000 (on a Post-Reverse Stock Split Basis) of the authorized but unissued shares of the Common Stock for issuance upon the exercise of the options. Such number of shares shall be the aggregate number of shares which may be issued under options granted pursuant to this NQSOP; provided that 300,000 shares shall be the number of shares available for issuance under the NQSOP after the Effective Date of the Reverse Stock Split set forth in Proposal 2 above or if the Reverse Stock Split is abandoned by the Board.

     Administration. The NQSOP shall be administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the NQSOP to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The NQSOP is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the NQSOP, and shall have discretionary authority to (a) determine the persons to whom options shall be granted, (b) determine the quantity of shares to be included in each option, (c) interpret the NQSOP, and (d) promulgate such rules and regulations under the NQSOP as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     Options, Grants, Term and Exercise. Upon the terms and conditions set forth in the NQSOP, the Committee may grant on behalf of the Company, options to purchase shares of the Company's common stock to any key employee, independent contractor, technical advisor or director of the Company or any of its subsidiaries hereinafter organized or acquired (the "Optionees"). The option price for the Common Stock to be issued under the NQSOP may be greater than, less than or equal to the market value of the stock at the date of grant in the discretion of the Committee ("Option Price").

     The NQSOP shall become effective upon its adoption by the Company's Board of Directors and by a majority of the outstanding security holders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

     The number of shares optioned to an Optionee shall be exercisable in whole or in part at any time during the term of the option. An option may not be exercised for fractional shares of the stock of the Company.

     In the event the Company or the Shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that option, during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

     An option may only be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. The notice shall state the number of shares with respect to which the option is being exercised, and shall among other things be signed by the Optionee. The Option Price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the Option Price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Company, by the surrender of shares of common stock owned by the Optionee exercising the option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase common stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a Shareholder shall exist with respect to the optioned shares notwithstanding the exercise of the Option. Generally, no adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued.

     An option may be exercised by the Optionee only while he is, and has continually been since the date of the grant of the option, an employee, independent contractor, technical advisor or director of the Company, its subsidiaries, its parent or its successor companies, except that to the extent that installments have accrued and remain unexercised on the date of the Optionee's death, such option of the deceased Optionee may be exercised within one year after the death of such Optionee, but in no event later than five years after the date of grant of such option, by (and only by) the person or persons to whom his rights under such option shall have passed by will or by laws of descent and distribution. An option may be exercised in accordance with this the NQSOP as to all or any portion of the shares subject to the Option from time to time, but shall not be exercisable with respect to fractions of a share.

     Options not Transferable. Options under the NQSOP may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee. Further, no option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. Any attempted assignment, transfer, pledge, hypothecation or similar disposition of the option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the option, shall void the option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the NQSOP shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of options granted pursuant to the NQSOP shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     Tax Consequences. For a description of the federal income tax consequences associated with options under the NQSOP, please see "Certain Federal Income Tax Consequences above under Proposal 3.

     As of the date of this Proxy Statement, no options have been granted under the NQSOP.

Board Recommendation

     The Board recommends a vote FOR the adoption of the NQSOP as included in Exhibit D hereto.

                                     GENERAL

Other Matters

     The Board of Directors does not know of any matters that are to be presented at the Special Meeting other than those stated in the Notice of Special Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

Shareholders Proposals

     If any shareholder of the Company intends to present a proposal for consideration at the 1997 Annual Meeting of Shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices, 303 East Seventeenth Avenue, Suite 108, Denver, Colorado 80203, Attention: Secretary, not later than July 31, 1997.

                                          By Order of the Board of Directors


                                          Thomas V. Geimer
                                          Chairman of the Board

                                   EXHIBIT A

             ARTICLES OF AMENDMENT OF THE ARTICLES OF INCORPORATION
                                       OF
                         ACCELR8 TECHNOLOGY CORPORATION

     FIRST: The name of the Corporation is Accelr8 Technology Corporation.

     SECOND: Immediately upon the effectiveness of this amendment to the Corporation's Articles of Incorporation pursuant to the Colorado Business Corporation Act (the "Effective Time"), the number of authorized shares of Common Stock shall be decreased from 55,000,000 no par value common shares to 11,000,000 no par value common shares. This Amendment shall not affect the outstanding and issued shares of Common Stock in any way. This amendment authorizes the officers of the Corporation to reduce the stated capital of the Corporation to reflect the change in outstanding shares of the Corporation.

     This amendment shall be effectuated by striking in its entirety Subsection 1 of Article V and by substituting in lieu thereof the following:

     1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is eleven million (11,000,000) shares of common stock, each having no par value, which shares shall be designated "Common Stock".

     THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation effective the 19th day of September, 1996, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendment described above to the Corporation's Shareholders for their approval.

     FOURTH: Notice having been properly given to the Shareholders in accordance with Sections 7-107-105 and 7-110-103, at a meeting of Shareholders held on November 8, 1996, the number of votes cast for the amendment by the each voting group entitled to vote on the amendment was sufficient for approval by that voting group.

     IN WITNESS WHEREOF, Accelr8 Technology Corporation has caused these presents to be signed in its name and on its behalf by Harry J. Fleury, its President, and its corporate seal to be hereunder affixed and attested by Thomas
V. Geimer, its Secretary, on this _______ day of _________________, 1996, and its President acknowledges that these Articles of Amendment are the act and deed of Accelr8 Technology Corporation and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


ATTEST:  ACCELR8 TECHNOLOGY CORPORATION



By:                                           By:
   ------------------------------                 -----------------------------
     Thomas V. Geimer, Secretary                  Harry J. Fleury, President

                                   EXHIBIT B:

                             THE REVERSE STOCK SPLIT

     RESOLVED, that the Board of Directors be, and it hereby is, authorized to effect a Reverse Stock Split in accordance with the following Resolutions if the Board determines in the exercise of their discretion that a Reverse Stock Split is in the best interests of the Company and the Shareholders and that a Reverse Stock Split is likely to result in an increase in the marketability and liquidity of the Common Stock.

     FURTHER RESOLVED, that, prior to December 31, 1997, and on the condition that no other amendment to the Company's Articles of Incorporation shall have been filed subsequent to November 8, 1996, effecting a reverse stock split of the Common Stock, Article V of the Company's Articles of Incorporation be amended by the addition of the following provision:

     Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, no par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split, into any fraction thereof falling within a range between and including one-third (1/3) and one-seventh (1/7) of a share of the Company's outstanding Common Stock, no par value (the "New Common Stock"), depending upon a determination by the Board that a Reverse Stock Split is in the best interests of the Company and the Shareholders, subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Company. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New
Certificate  is to be  issued  in a name  other  than  that  in  which  the  Old
Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

     FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Articles of Incorporation effecting a Reverse Stock Split, notwithstanding authorization of the proposed amendment by the Shareholders of the Company, the Board of Directors may abandon such proposed amendment without further action by the Shareholders.

                                    EXHIBIT C

                           THE ISOP ADOPTION PROPOSAL
                           --------------------------

     RESOLVED, that the Incentive Stock Option Plan in the form set forth hereinbelow be, and it hereby is, adopted as the Incentive Stock Option Plan of the Company:

                         ACCELR8 TECHNOLOGY CORPORATION

                           INCENTIVE STOCK OPTION PLAN

     1. Purpose of the Plan. The Accelr8 Technology Corporation Incentive Stock Option Plan (the "Plan") is intended to provide additional incentive to key employees of Accelr8 Technology Corporation (the "Company") and encourage their stock ownership.

     2. Eligible Employees. All officers and employees of the Company shall be eligible to participate in the Plan.

     3. Reservation of Option Stock. The Board of Directors of the Company (the "Board") shall reserve seven hundred thousand (700,000) of the authorized but unissued shares of the Company's no par value common stock (the "Common Stock") for issuance upon the exercise of the options (the "Option Stock"). Such number of shares shall be the aggregate number of shares which may be issued under Options granted pursuant to this Plan; provided that seven hundred thousand shares shall be the number of shares available for issuance under this Plan either after the Effective Date of the Reverse Stock Split which is contemplated in connection with the Company's proposed public offering or if the Reverse Stock Split is abandoned by the Board.

     4. Administration and Operation of the Plan. The Plan shall be administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares to be included in each Option, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     5. Options. Upon the terms and conditions hereinafter set forth, the Committee may grant on behalf of the Company options (the "Options" or, individually, an "Option") to purchase shares of Common Stock to eligible employees (the "Optionees" or, individually, the "Optionee"). The Options shall be substantially in form and substance as set forth in Exhibit A.

     6. Exercise Price. The exercise price of each Option shall be not less than the fair market value of the Common Stock on the date of grant; provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant, the exercise price of each Option shall be not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant. Fair market value for purposes of this
Section 6 shall be defined as the closing bid price on the date of grant, or if there was no trading on the date of grant, then the closing bid price on the last trading date prior to the date of grant, or, if none, then the price of the last sale of stock, or as determined by the Committee.

     7. Terms of Options. The term of an Option shall be for a period of no more than ten (10) years from the date of grant of such Option, provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant the term of an Option shall be for a period of no more than five (5) years from the date of grant of such Option.

     8. Exercise of Options. Subject to Section 14 hereof, an Option shall be exercisable in whole or in part by written notice delivered to and received by the Secretary of the Company at its principal office, any time during the term of the Option. In no case, however, may an Option under this Plan be exercised if there remains on the date of exercise an incentive stock option which was granted before the granting of such Option to such Optionee to purchase stock in the Company or in a corporation which (at the time of the granting of such option) is a parent or subsidiary corporation of the Company, or in a predecessor corporation of any such corporations.

     The notice shall state the number of shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee substantially in the form and substance as set forth in the investment letter attached hereto as Exhibit B, and shall be signed by the Optionee. The option price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds form the sale of the option shares to the Company by the surrender of shares of common stock owned by the Optionee exercising the Option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase common stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing.

     In the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization or liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this
Section 8, during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

     The Option shall not be exercised at any time when its exercise, or the delivery of shares referred to in the notice, would, in the opinion of the Company, constitute the violation of any law, governmental regulation or ruling. During the Optionee's lifetime, the Option shall be exercisable only by the Optionee or, in the event of the Optionee's incapacity, by his guardian or other legal representative.

     9. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or the Option Stock under the federal securities law or any state securities law and both the Options and all Option Stock shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933 (the "Act"), and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefor, shall bear a restrictive legend to this effect.

     10. Assignment or Transfer. No Option may be assigned or transferred other than by will or under the laws of descent and distribution, and no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. In the event of the death of an Optionee, his Option may be exercised during its term by the person designated in the will of the Optionee, or, if no testamentary disposition was made, by the legal representative of the Optionee, within one (1) year following his death; provided, however, such Option shall only be exercisable if it was exercisable according to the terms hereof on the date of the Optionee's death. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     11. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of Option Stock covered by an Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

     12. Adjustment for Changes in Capital Structure. In the event of a change in the capital structure of the Company as a result of any stock dividend, stock split, combination or reclassification of shares, recapitalization, merger, consolidation or reorganization, the number of shares covered by the Options granted pursuant to this Plan shall be appropriately adjusted by the Committee, whose determination shall be final.

     13. Employment of Optionee. Except as otherwise provided in this Agreement, the Optionee may not exercise any Option unless the Optionee has been continuously employed with the Company, a parent or subsidiary, from the date of grant to and including the later of the date of exercise or three months following the termination of the employee's employment.

     The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or subsidiary of the Company, any obligation to employ the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment contract now or hereafter existing with any Optionee.

     14. Termination. The Plan may be terminated at any time by action of the Committee, but in all events this Plan shall terminate ten (10) years from the date of its approval by the shareholders of the Company, or from its adoption by the Board, whichever is earlier, and no Options shall be granted under the Plan after such termination, although Options granted prior to such termination may continue to be exercised after such date in accordance with the terms hereof. The Plan shall also terminate upon (a) the merger or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, (b) the dissolution or liquidation of the Company, (c) the appointment of a receiver for all, or substantially all, of the assets or business of the Company, (d) the appointment of a trustee for the Company after a petition has been filed for the Company's liquidation under applicable statutes, (e) the filing of a petition in bankruptcy on behalf of the Company under applicable statutes, or (f) the sale, lease or exchange of all, or substantially all, of the assets or business of the Company. The Company shall notify an Optionee in writing thirty (30) days prior to the happening of any of the events described in clauses (a) through (f) of the preceding sentence.

     15. Limitation. The aggregate fair market value (determined on the date the Option is granted) of stock subject to an Option granted to an Optionee in any calendar year shall not exceed $100,000.


     16.  Amendment.  No material  change or  modification of this Plan shall be
valid  unless  in  writing  and  approved  by  the   Committee,   the  Company's
shareholders and each Optionee affected by such change.


     17. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this ____ day of September, 1996.


                                            ACCELR8 TECHNOLOGY CORPORATION
                                            (The "Company")



                                             By:
                                                -------------------------------
                                                Harry J. Fleury, President

ATTEST:



---------------------------
Thomas V. Geimer. Secretary


The Shareholders approved this Plan on ____________, 1996.

                                    EXHIBIT A
                         TO INCENTIVE STOCK OPTION PLAN
                                       OF
                         ACCELR8 TECHNOLOGY CORPORATION

                             STOCK OPTION GRANT FORM

     Accelr8 Technology Corporation, a Colorado corporation (the "Company"), hereby grants to ____________________________________________ the right and option to purchase ____________ (______) shares of the Common Stock, no par value, of the Company at the exercise price of $_________________ per share. This option is granted as of the date set forth below and shall expire _______ years from such date. This Option is subject to all the terms and conditions of the Accelr8 Technology Corporation Incentive Stock Option Plan, which are incorporated herein by this reference, and may not be assigned or transferred except as provided therein. Further, the recipient of this Option hereby acknowledges that if the shares of Common Stock acquired upon exercise of this Option are not held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for the recipient pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

     Common Stock acquired pursuant to this Option may be subject to special tax treatment under Internal Revenue Code Section 422 if held for at least two years from the date set forth below and for at least one year from the date of exercise of this Option.

     Dated:______________________, 19____.



                                        ACCELR8 TECHNOLOGY CORPORATION
                                        (The "Company")


                                         By:
                                             ----------------------------------
                                             Harry J. Fleury, President

ATTEST:



------------------------------------
Thomas V. Geimer. Secretary


The option represented by this certificate and the shares of common stock underlying this option have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. Neither the option nor the shares underlying the option may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                                    EXHIBIT B
                                       TO
                           INCENTIVE STOCK OPTION PLAN
                                       OF
                         ACCELR8 TECHNOLOGY CORPORATION

                              OPTION EXERCISE FORM

Accelr8 Technology Corporation

Gentlemen:

     I hereby elect to exercise Options to purchase __________ shares of Accelr8 Technology Corporation (the "Company") Common Stock, no par value (the "Securities"), pursuant to the Company's Incentive Stock Option Plan, dated _________________, 1996, and as subsequently amended.

     I acknowledge to the Company that (1) the Securities to be issued to me are being acquired for investment and not with a view to the distribution thereof,
(2) I will not offer, sell, transfer or otherwise dispose of the Securities except in a transaction which does not violate the Securities Act of 1933, as amended (the "Act"), and (3) the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

     I acknowledge and understand that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I also understand that the Company is the only person which may register its securities under the Act.
Furthermore, the Company has not made any representations, warranties or covenants to me regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act.

     I further acknowledge that I am fully aware of the applicable limitations on the resale of the Securities. Rule 144 permits sales of "restricted securities" upon compliance with certain requirements. If Rule 144 is available for the resale of the securities, I may resell the Securities only in accordance with its limitations.

     I further acknowledge that I understand that the Company is subject to the so called "short swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and that if this exercise is found to be in violation of those provisions, I will be obligated to make payment to the Company of any profits which I derive as a result of the matching of sales and purchases within the statutory period. I also understand that if the shares of Common Stock to be acquired upon exercise of this Option have not been held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for me pursuant to Section 16(b) of the 1934 Act.

     I acknowledge that I am liable for all withholding taxes if the shares issued pursuant to this Option are disposed of within one year of issuance or two years of the date of grant of the Option.

     Any and all certificates representing the Securities, and any securities issued in replacement or exchange therefor, shall bear substantially the following legend, which I have read and understood.

          The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

     I further agree that the Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer or for failure to pay necessary withholding taxes in the case of disposition of the shares within one year of issuance of the shares or two years of the date of grant of the Option of any of my certificates except in accordance with the Act. I acknowledge that the Company has informed me of its intention to issue such instructions.

     Dated: ______________________, 19_____.

                                    Very truly yours,



                                    --------------------------------------
                                    Optionee

                                    --------------------------------------
                                    (Please print or type name)

                                    EXHIBIT D

                     THE NONQUALIFIED PLAN ADOPTION PROPOSAL
                     ---------------------------------------

     RESOLVED, that the Nonqualified Stock Option Plan in the form set forth hereinbelow be, and it hereby is, adopted as the Nonqualified Stock Option Plan of the Company:

                         ACCELR8 TECHNOLOGY CORPORATION

                         NON-QUALIFIED STOCK OPTION PLAN


     1. Purpose. The purpose of the Accelr8 Technology Corporation Non-Qualified Stock Option Plan (the "Plan") is to promote the growth and general prosperity of Accelr8 Technology Corporation (herein called the "Company") and its subsidiaries by permitting the Company to grant options to purchase shares of its Common Stock ("Options"), to attract and retain the best available personnel for positions of substantial responsibility and to provide certain key employees, independent contractors, technical advisors and directors of the Company with an additional incentive to contribute to the success of the Company.

     2. Administration and Operation of the Plan. The Plan shall be administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares to be included in each Option, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     3. Eligibility. Upon the terms and conditions hereafter set forth, the Committee may grant on behalf of the Company, options (the "Options" or, individually, an "Option") to purchase shares of the Company's common stock to any key employee, independent contractor, technical advisor or director of the Company or any of its subsidiaries hereinafter organized or acquired. The Options shall be substantially in form and substance as set forth in Exhibit A.

     4. Stock to be Optioned. Subject to the provisions of Section 10, the maximum number of shares which may be optioned and sold under the Plan is Three Hundred Thousand (300,000) shares of no par value authorized, but unissued, or reacquired Common Stock of the Company; provided that three hundred thousand shares shall be the number of shares available for issuance under this Plan either after the Effective Date of the Reverse Stock Split which is contemplated in connection with the Company's proposed public offering or if the Reverse Stock Split is abandoned by the Board.

     5. Term. The Plan shall become effective upon its adoption by the Company's Board of Directors and by a majority of the outstanding security holders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 9.


     6. Option Price. The option price for the Common Stock to be issued under the Plan may be greater than, less than or equal to the market value of the stock at the date of grant in the discretion of the Committee.


     7. Exercise of Option.

          (a) The number of shares optioned to an employee or director shall be exercisable in whole or in part at any time during the term of the Option. An Option may not be exercised for fractional shares of the stock of the Company.

          In the event the Company or the Shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this Section 7(a), during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

          (b) An Option may only be exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment for the shares with respect to which the Option is exercised has been received by the Company. The notice shall state the number of shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee substantially in the form and substance as set forth in the investment letter attached hereto as Exhibit B, and shall be signed by the Optionee. The Option Price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the Option Price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds form the sale of the option shares to the Company by the surrender of shares of common stock owned by the Optionee exercising the Option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase common stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a Shareholder shall exist with respect to the optioned shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in Section 10.

          (c) An Option may be exercised by the Optionee only while he is, and has continually been since the date of the grant of the Option, an employee, independent contractor, technical advisor or director of the Company, its subsidiaries, its parent or its successor companies, except that to the extent that installments have accrued and remain unexercised on the date of the Optionee's death, such Option of the deceased Optionee may be exercised within one year after the death of such Optionee, but in no event later than five years after the date of grant of such Option, by (and only by) the person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

          (d) An Option may be exercised in accordance with this Section 7 as to all or any portion of the shares subject to the Option from time to time, but shall not be exercisable with respect to fractions of a share.

     8. Options not Transferable. Options under this Plan may not be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee. Further, no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. Any attempted assignment, transfer, pledge, hypothecation or similar disposition of the Option, contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     9. Amendment or Termination of the Plan.

          (a) The Committee, with approval by a majority of the outstanding security holders and by each Optionee affected by such change, may amend the Plan from time to time in such respects as the Committee and the Company's security holders may deem advisable.

          (b) The Committee may at any time terminate the Plan. Any such termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

     10. Adjustments Upon Changes In Capitalization. If all or any portion of an Option is exercised subsequent to any stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, as a result of which shares of any class shall be issued in respect of outstanding shares of Common Stock or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising such an Option shall receive, for the aggregate price payable upon such exercise of the Option, the aggregate number and class of shares which, if shares of Common Stock (as authorized at the date of the granting of such Option) had been purchased at the date of granting of the Option for the same aggregate price (on the basis of the price per share provided in the Option) and had not been disposed of, such person or persons would be holding at the time of such exercise, as a result of such purchase and any such stock dividend, split-up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation; provided, however, that no fractional share shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. In the event of any such change in the outstanding Common Stock of the Company, the aggregate number of and class of shares remaining available under the Plan shall be that number and class which a person, to whom an Option had been granted for all of the available shares under the Plan on the date preceding such change, would be entitled to receive as provided in the first sentence of this Section 10.

     11. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of the Company' Common Stock covered by such Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

     12. Employment of Optionee. The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or subsidiary of the Company, any obligation to employ or contract for services with the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment or other contract now or hereafter existing with any Optionee.

     13. Agreement and Representations of Optionee. As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation or rule of any government agency.

     14. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or the Common Stock covered by an Option under the federal securities law or any state securities law, and both the Options and all Common Stock issuable thereunder shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933 (the "Act"), and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefor, shall bear a restrictive legend to this effect.

     15. Reservation of Shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction, any requisite authority in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authority shall not have been obtained.

     16. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Colorado.

     17. Definitions. As used herein, the following definitions shall apply:

          (a) "Common Stock" shall mean Common Stock, no par value of the Company.

          (b) "Continuous Employment" shall mean employment without interruption, by any one or more of the Company, its parent, its subsidiaries and its successor companies. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or among the Company, its parent, its subsidiaries or its successor companies.

          (c) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Option" shall mean a stock option granted pursuant to the Plan.

          (e) "Parent" shall mean a "parent corporation" as defined in Section 425(e) and (g) of the Internal Revenue Code.


          (f)  "Plan"  shall  mean the  Nonstatutory  Stock  Option  Plan of the
     Company.

          (g) "Shareholders" shall mean the holders of outstanding shares of the Company's Common Stock.

          (h) "Subsidiary"  shall mean a "subsidiary  corporation" as defined in
     Section 425(f) and (g) of the Internal Revenue Code.


          (i) "Successor Company" means any company which acquires all or substantially all of the stock or assets of the Company.

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this ___ day of September, 1996.


                                          ACCELR8 TECHNOLOGY CORPORATION
                                          (The "Company")



                                         By:__________________________________
                                              Harry J. Fleury, President

ATTEST:



------------------------------------
Thomas V. Geimer. Secretary

         The Shareholders approved this Plan on ________________, 1996.

                                    EXHIBIT A
                                       TO
                         ACCELR8 TECHNOLOGY CORPORATION
                         NON-QUALIFIED STOCK OPTION PLAN

                             STOCK OPTION GRANT FORM


     Acccelr8   Technology   Corporation   (the  "Company")   hereby  grants  to
__________________________________________________   the  right  and  option  to
purchase ____________ shares of the Common Stock, no par value, of the Company at the exercise price of $______________ per share. This Option is granted as of the date set forth below and shall expire _______ years from such date. This Option is subject to all the terms and conditions of the Company Non-Qualified Stock Option Plan which are incorporated herein by this reference, and may not be assigned or transferred except as provided therein. Further, the recipient of this Option hereby acknowledges that if the shares of Common Stock acquired upon exercise of this Option are not held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for the recipient pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.



         Dated:______________________, 19____.



                                         ACCELR8 TECHNOLOGY CORPORATION
                                         (The "Company")



                                         By:
                                             ----------------------------------
                                               Harry J. Fleury, President

ATTEST:



------------------------------------
Thomas V. Geimer. Secretary


The option represented by this certificate and the shares of common stock underlying this option have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. Neither the option nor the shares underlying the option may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                                    EXHIBIT B
                                       TO
                         ACCELR8 TECHNOLOGY CORPORATION
                         NON-QUALIFIED STOCK OPTION PLAN

                              OPTION EXERCISE FORM

Accelr8 Technology Corporation

Gentlemen:

     I hereby elect to exercise Options to purchase __________ shares of Accelr8 Technology Corporation (the "Company") Common Stock, no par value (the "Securities"), pursuant to the Company's Non-Qualified Stock Option Plan, dated __________, 1996, and as subsequently amended.

     I acknowledge to the Company that (1) the Securities to be issued to me are being acquired for investment and not with a view to the distribution thereof,
(2) I will not offer, sell, transfer or otherwise dispose of the Securities except in a transaction which does not violate the Securities Act of 1933, as amended (the "Act"), and (3) the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

     I acknowledge and understand that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I also understand that the Company is the only person which may register its securities under the Act.
Furthermore, the Company has not made any representations, warranties or covenants to me regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act.

     I further acknowledge that I am fully aware of the applicable limitations on the resale of the Securities. Rule 144 permits sales of "restricted securities" upon compliance with certain requirements. If Rule 144 is available for the resale of the securities, I may resell the Securities only in accordance with its limitations.

     I further acknowledge that I understand that the Company is subject to the so called "short swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and that if this exercise is found to be in violation of those provisions, I will be obligated to make payment to the Company of any profits which I derive as a result of the matching of sales and purchases within the statutory period. I also understand that if the shares of Common Stock to be acquired upon exercise of this Option have not been held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for me pursuant to Section 16(b) of the 1934 Act.

     Any and all certificates representing the Securities, and any securities issued in replacement or exchange therefor, shall bear substantially the following legend, which I have read and understood.

          The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act")) and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

     I agree that the Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer except in accordance with the Act. I acknowledge that the Company has informed me of its intention to issue such instructions.

     I further agree that the Company shall have the right to take such action as it deems necessary to make appropriate federal and state withholding payments on my behalf.

     Dated: ______________________, 19_____.

                                         Very truly yours,



                                         --------------------------------------
                                         Optionee

                                         --------------------------------------
                                         (Please print or type name)

                                    EXHIBIT 1
                         ACCELR8 TECHNOLOGY CORPORATION
                         SPECIAL MEETING OF SHAREHOLDERS
                                November 8, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of ACCELR8 TECHNOLOGY CORPORATION, a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, dated October 21, 1996, and hereby appoints Harry J. Fleury and Thomas V. Geimer or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Special Meeting of Shareholders, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

1. Approval of the Proposal to amend (the "Amendment") the Company's Articles of Incorporation, as amended, which would effect a reduction in the number of authorized shares of no par value Common Stock from 55,000,000 shares to 11,000,000 shares, without having any effect upon the authorized, issued and outstanding shares of Common Stock or upon the par value of the Common Stock.
          FOR  /___/              AGAINST  /___/           ABSTAIN  /___/

2. Approval of the Proposal to authorize the Board of Directors to effect a Reverse Stock Split (any one falling within a range between and including a one-for-three and a one-for-seven Reverse Stock Split) of the Company's outstanding Common Stock, depending upon a determination by the Board of Directors that a Reverse Stock Split is in the best interests of the Company and its Shareholders.
           FOR  /___/              AGAINST  /___/          ABSTAIN  /___/

3. Approval of the Proposal to approve and adopt an Incentive Stock Option Plan of the Corporation pursuant to which options to purchase Common Stock may be granted to certain personnel of the Corporation.
           FOR  /___/              AGAINST  /___/          ABSTAIN  /___/

4. Approval of the Proposal to approve and adopt a Nonqualified Stock Option Plan of the Corporation pursuant to which options to purchase Common Stock may be granted to certain personnel of the Corporation and others who are not employed by the Corporation.
          FOR  /___/               AGAINST  /___/          ABSTAIN  /___/

5. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.



This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR each of the above proposals.

Dated:________________________, 1996          ----------------------------------

                                              ----------------------------------


Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

  PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.